Exhibit 10.23

REDACTED

SECOND AMENDMENT TO ENERGY MANAGEMENT AGREEMENT

This Second Amendment to Energy Management Agreement is entered into by and between KGen Hinds LLC (“Owner”) and Fortis Energy Marketing & Trading GP, successor in interest to The Cincinnati Gas & Electric Company (“Energy Manager”).

WHEREAS, by amendment dated July 25, 2007, Owner and Energy Manager extended the term of the Agreement and revised the Monthly Management Fee under the Agreement; and

WHEREAS, Owner and Energy Manager’s agreement to the above revised Management Fees was, in part, in consideration of the anticipated execution of Energy Management Agreements between Energy Manager and affiliates of Owner (“Owner Affiliates”) providing for services to be performed by Energy Manager with respect to generation facilities that were expected to be acquired by such Owner Affiliates; and

WHEREAS, the acquisition of such generation facilities by the respective Owner Affiliates was not consummated as contemplated by Owner and Energy Manager; and

WHEREAS, the parties hereto desire to further amend the Agreement to revise the Management Fee as provided herein;

NOW THEREFORE, for and in consideration of the agreements herein made and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree to amend the Agreement as follows:

1.                         Section 6.1, Management Fees, is deleted in its entirety and replaced by the following:

“Commencing with the Effective Date and continuing until August 31, 2007, Energy Manager shall be entitled to a monthly fee equal to the greater of (i) [***] (“Fixed Dollar Portion”) or (ii) [***] of the monthly Generation Margin (the “Monthly Management Fee”). Effective as of September 1, 2007 and continuing until October 31, 2007, the Monthly Management Fee shall be equal to the greater of (i) [***] (“Fixed Dollar Portion”) or (ii) [***] of the monthly Generation Margin. Effective as of November 1, 2007 and continuing for the remainder of the term of this Agreement, the Monthly Management Fee shall be equal to the greater of (i) [***] (“Fixed Dollar Portion”) or (ii) [***] of the monthly Generation Margin. Payment of the amounts specified in this Section 6.1 shall be made in accordance with Section 6.3 below.”

2.                         Except as amended hereby, all terms and conditions of the Agreement shall remain in full force and effect.

*** Certain information on this page has been omitted and filed separately with the SEC.  Confidential treatment has been requested with respect to the omitted portions.

IN WITNESS WHEREOF, the parties hereto have executed this Second Amendment to Energy Management Agreement in multiple originals, effective as of November 1, 2007.

KGen Hinds LLC		Fortis Energy Marketing & Trading GP

By:	/s/ James H. Sweeney	By:	/s/ Jack L. Farley
Name:	James H. Sweeney	Name:	Jack L. Farley
Title:	SR VICE PRESIDENT	Title:	Managing Director

		By:	/s/ Frank Vickers
		Name:	Frank Vickers
		Title:	Managing Director